UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)    June 21, 2006

Winnebago Industries, Inc.
(Exact Name of Registrant as Specified in its Charter)

Iowa	001-06403	42-0802678
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

P.O. Box 152, Forest City, Iowa		50436
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code    641-585-3535

___________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

        On June 21, 2006, the Board of Directors of Winnebago Industries, Inc. (the “Company”), upon the recommendation of the Human Resources Committee (the “Committee”), approved effective August 27, 2006, the beginning of the Company’s 2007 fiscal year, (i) the Officers Incentive Compensation Plan—Fiscal Period 2007 (the “2007 Incentive Compensation Plan”) and (ii) the Officers Long-Term Incentive Plan—Fiscal Three-Year Period 2007, 2008 and 2009 (the “LTIP 2007-2009”). Bruce D. Hertzke (Chairman and Chief Executive Officer), Edwin F. Barker (President), Raymond M. Beebe (Vice President, General Counsel and Secretary), William J. O’Leary (Vice President, Product Development) and Robert J. Olson (Senior Vice President, Operations) (collectively, the “Named Executive Officers”) participate in both the 2007 Incentive Compensation Plan and the LTIP 2007-2009.

        The 2007 Incentive Compensation Plan provides for quarterly incentive awards based upon financial performance of the Company. The purpose of the 2007 Incentive Compensation Plan is to promote the growth and profitability of the Company by providing its officers with an incentive to achieve corporate profit objectives and to attract and retain officers who will contribute to the achievement of growth and profitability of the Company. The 2007 Incentive Compensation Plan is an annual program that provides for quarterly cumulative measurements of financial performance and an opportunity for quarterly incentive payments based on financial results measured against a financial performance target established by the Board of Directors. Under the 2007 Incentive Compensation Plan, the amount of the Named Executive Officers’ incentive compensation for the quarter shall be in direct proportion to the Company’s financial performance expressed as a percentage (Financial Factor) against the base salary bonus (Target) for each participant. The Named Executive Officers must be employed by the Company at the end of the fiscal period for any quarterly incentive payment and as of the end of the fiscal year to be eligible for any holdback payment discussed below.

        The 2007 Incentive Compensation Plan provides for a bonus (Target) of 105% (for the Chief Executive Officer) and 60% (in the case of the other Named Executive Officers) of base salary comprised of 2/3 cash and 1/3 stock (or in cash at the participant’s election), at 100% achievement of the financial objectives. Fifty percent (50%) of the quarterly calculated incentive is paid within 45 days after the close of each quarter. The remaining fifty percent (50%) of the quarterly calculated incentive is held back and carried forward into the next quarter on a cumulative basis. At the end of the fourth fiscal quarter (fiscal year end), a final year-end accounting is made prior to the payment of any remaining incentive holdback for the year. Fifty percent (50%) of a participant’s cash incentive compensation earned for the year, as described above, is matched annually (in the form of restricted stock or cash, as elected by the participant). The Target bonus is inclusive of this matched incentive compensation. The annual supplementary match is paid as soon as practical after the final fiscal year-end compensation accounting and payment of any remaining incentive compensation holdback for the fiscal year.

        Pursuant to the 2007 Incentive Compensation Plan, the Committee reserves the right to modify the Financial Factor used in determining the incentive compensation by plus or minus 20% based upon strategic organizational priorities. Strategic performance is measured only at the end of the fiscal year. Strategic measurements may focus on one or more of the following strategic factors, but are not limited to those stated: revenue growth; market share; product quality; product introductions; customer satisfaction; inventory management; technical innovation; and ethical business practices.

        In the event of a “Change in Control” (as defined in the 2007 Incentive Compensation Plan) participants are entitled to receive full annual awards (including the annual supplementary cash match payment described above) within 15 days of the effective date of the Change of Control based on the Committee’s estimate of the Company’s financial performance through the end of the year in which such Change in Control occurs.

        The financial performance measurements and the threshold, target and maximum performance levels for which bonuses will be paid pursuant to the 2007 Incentive Compensation Plan have not yet been established by the Committee or the Board.

        The Named Executive Officers are also eligible for incentive awards under the LTIP 2007-2009. The purpose of the LTIP 2007-2009 is to promote the long-term growth and profitability of the Company by providing the officers of the Company with an incentive to achieve long-term corporate profit objectives and to attract and retain officers who will contribute to the achievement of growth and profitability of the Company. The LTIP 2007-2009 provides for incentive awards consisting of stock grants made in restricted shares of the Company’s Common Stock, or at the election of a participating officer, in cash. The awards under the LTIP 2007-2009 are based upon the Company’s financial performance as measured against the three-year management plan established by the Board of Directors. The Named Executive Officers must be employed by the Company at the end of fiscal 2009 to be eligible for an incentive award under the LTIP 2007-2009, except upon a Change in Control, as described below, or as waived by the Committee for normal retirement and disability.

        Under the LTIP 2007-2009, the amount of the participants’ long-term incentive award for the three-year fiscal period is in direct proportion to the Company’s financial performance expressed as a percentage (Financial Factor) against award targets for each participant determined prior to the commencement of the three year fiscal period. The Company’s financial results for the three fiscal year period are used in determining the Financial Factor to be used for that plan period when calculating the participants’ long-term incentive awards.

        The long-term incentive for the Named Executive Officers provides for an opportunity of 25% of the annualized base salary (Target) to be awarded in restricted stock or cash at 100% achievement of the Long-Term Financial Target. The annualized base salary figure used is the salary in place for each participant as of January 2007. The resultant incentive award (at 100% of the three fiscal year management plan) will be adjusted up or down as determined by actual financial performance expressed as a percentage (Financial Factor) at the end of the three year fiscal period.

        In the event of a “Change in Control” (as defined in the LTIP 2007-2009) participants are entitled to receive a full three year plan award within 15 days of the effective date based on the Committee’s estimate of the Company’s financial performance through the end of the LTIP 2007-2009 three fiscal year period.

        The financial performance measurements and the threshold, target and maximum performance levels for which incentive awards will be paid pursuant to the LTIP 2007-2009 have not yet been established by the Committee or the Board.

        Reference is made to each of the 2007 Incentive Compensation Plan and the LTIP 2007-2009 filed as Exhibits 99.1 and 99.2, respectively, to this Report and are incorporated herein by this reference.

Item 9.01    Financial Statements and Exhibits.

        (c)    Exhibits

Exhibit Number	Description

99.1	Officers Incentive Compensation Plan—Fiscal Period 2007

99.2	Officers Long-Term Incentive Plan—Fiscal Three-Year Period 2007, 2008 and 2009

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2006	WINNEBAGO INDUSTRIES, INC.

By: /s/ Bruce D. Hertzke
Name: Bruce D. Hertzke
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Officers Incentive Compensation Plan—Fiscal Period 2007

99.2	Officers Long-Term Incentive Plan—Fiscal Three-Year Period 2007, 2008 and 2009